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                                                                   EXHIBIT 10.28









(For Recorder's Use)                                        (For Recorder's use)

                           FIRST AMENDMENT TO MORTGAGE


         THIS FIRST AMENDMENT TO MORTGAGE ("Amendment") is made effective as of the ____ day of ___________, 1998 by and between Medar, Inc., a Michigan corporation ("Mortgagor"), whose address is 38700 Grand River Avenue, Farmington Hills, Michigan 48335, and NBD Bank ("Mortgagee"), whose address is 611 Woodward Avenue, Detroit, Michigan 48226-3947.


                                    RECITALS:

         The following is a recital of facts underlying this Amendment:

         WHEREAS, Mortgagee has provided certain loans and other credit facilities to (i) Integral Vision, Ltd. ("Integral"), an entity affiliated with Mortgagor, and (ii) Mortgagor (for convenience, Integral and Mortgagor are sometimes hereinafter collectively referred to as the "Borrowers").

         WHEREAS, Borrowers and Mortgagee are parties to an Amended and Restated Revolving Credit and Loan Agreement dated July 31, 1998 (as the foregoing may be amended, modified, supplemented, replaced or restated from time to time, the "Credit Agreement"), which Credit Agreement amended and restated that certain Revolving Credit and Loan Agreement dated August 10, 1995, as amended by agreements dated October 12, 1995, October 31, 1995, March 29, 1996, August 11, 1996, February 27, 1997, March 28, 1997, June 27, 1997, July 15, 1997 and March
16, 1998 (as amended, the "Original Credit Agreement").

         WHEREAS, pursuant to the Credit Agreement, Mortgagee made available to Borrowers, a secured committed line of credit, including the availability of letters of credit in the maximum aggregate principal amount of $500,000, up to a maximum principal amount of $10,000,000 ("Line of Credit"), as evidenced by a Revolving Note dated July 31, 1998 in the principal amount of $10,000,000 given by the Borrowers in favor of Mortgagee (as the foregoing may be amended, modified, restated or replaced from time to time, the "Revolving Note").

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         WHEREAS, pursuant to the Original Credit Agreement, Mortgagee made available to Mortgagor, a term loan to purchase equipment (the "Equipment Loan"), which Equipment Loan is evidenced by a Term Note dated March 20, 1997 in the original principal amount of $131,315.80 given by Mortgagor in favor of Mortgagee (the "Equipment Note").

         WHEREAS, Mortgagee also extended a term loan to Mortgagor in the original principal amount of $1,500,000 (the "1997 Mortgage Loan"), which 1997 Mortgage Loan is evidenced by an Amended and Restated Term Note, dated July 15, 1997, in the original principal amount of $1,500,000 given by Mortgagor in favor of Mortgagee (the "1997 Mortgage Note"), which amended and restated a Term Note dated June 29, 1993 in the original principal amount of $2,500,000 given by Mortgagor in favor of Mortgagee (the "1993 Mortgage Note").

         WHEREAS, Mortgagee also extended a term loan to Mortgagor in the original principal amount of $2,540,000 (the "1995 Mortgage Loan"), which 1995 Mortgage Loan is evidenced by an Installment Business Loan Note dated October 31, 1995 in the original principal amount of $2,540,000 given by Mortgagor in favor of Mortgagee (the "1995 Mortgage Note"). The proceeds of the 1995 Mortgage Loan were used to finance the Premises, as defined below.

         WHEREAS, Mortgagee has also provided to Mortgagor a business credit card authorization in the maximum principal amount of $60,000 ("Charge Card Authorization") as well as various Instaloans in the current aggregate principal amount of $101,580.71 (collectively, the "Instaloans").

         WHEREAS, in connection with certain defaults under the Loan Documents, as defined below, the Borrowers, Mortgagee and various guarantors (collectively, the "Parties") entered into that certain Amendment and Forbearance Agreement on or about the date hereof (as the foregoing may be amended, modified, supplemented, restated, or replaced from time to time, the "Forbearance Agreement").

(For convenience, the Credit Agreement, Forbearance Agreement and all Notes and all other loan and security documents executed in connection with any of the Loans, as defined below, are hereinafter collectively referred to as the "Loan Documents"; together with all other obligations of Mortgagor under the Charge Card Authorization, Revolving Note, Equipment Note, 1997 Mortgage Note, 1993 Mortgage Note, as amended, 1995 Mortgage Note, and Instaloans are hereinafter collectively referred to as the "Notes"; and the Line of Credit, Equipment Loan, 1997 Mortgage Loan, 1995 Mortgage Loan, Charge Card Authorization and Instaloans are hereinafter collectively referred to as the "Loans").

         WHEREAS, certain of the obligations of Mortgagor to Mortgagee are secured by that certain Future Advance Mortgage dated October 31, 1995 given by Mortgagor in favor of Mortgagee, as recorded in Liber 15799, Page 151, Oakland County, Michigan Records ("Mortgage"), which Mortgage encumbers certain real estate and other collateral located in the City of Farmington Hills, Oakland County, Michigan, as more particularly described on Exhibit A attached hereto (the "Premises")


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         WHEREAS, the Parties desire to amend the Mortgage to confirm the fact that pursuant to the terms of the Forbearance Agreement, the Mortgage now secures all of the obligations of the Borrowers to Mortgagee under the Loan Documents and the obligations of Integral and Medar Canada, as defined below, under their respective guarantees.


         NOW, THEREFORE, the Parties agree as follows:

         1. The recitals set forth above are incorporated herein by reference and shall form a part of this Amendment and the Mortgage. Capitalized terms used herein shall have the same meanings as in the Mortgage unless otherwise set forth herein.

         2. All references in the Mortgage to the term "Mortgage" shall mean the Mortgage as amended by this Amendment.

         3. The paragraph entitled "THE DEBT" is hereby amended to reflect the fact that the Mortgage now secures the following ("Debt"):

            (i)      Credit Agreement and all other Loan Documents;

            (ii)     Revolving Note;

            (iii)    Equipment Note;

            (iv)     1997 Mortgage Note;

            (v)      1995 Mortgage Note;

            (vi)     Forbearance Agreement;

            (vii)    Charge Card Authorization;

            (viii)   Instaloans;


            (ix) Guaranty and Debenture dated as of June 7, 1996 given by Integral in favor of Mortgagee pursuant to which Integral guaranteed the obligations of Mortgagor to Mortgagee;

            (x) Guaranty and Postponement of Claim dated August 10, 1995, given by Medar Canada, Ltd. ("Medar Canada") in favor of Mortgagee, pursuant to which Medar Canada guaranteed the obligations of Borrowers to Mortgagee; and

            (xi) All other present and future, direct and indirect obligations and liabilities of the Borrowers, or either of them, with or without others, however evidenced, to the Mortgagee, and all future advances,

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                     whether obligatory or optional, from the Mortgagee to the
                     Borrowers, or either of them, with or without others;

together with all extension renewals and modifications and replacement thereof and together with all of the obligations of any of the Borrowers in connection with any of the obligations of any of the Borrowers to Mortgagee under the Notes or other Loan Documents and under the Forbearance Agreement.

         The Mortgage shall also secure the performance of the promises and agreements contained in the Mortgage.

         4. Except as amended hereby, the Mortgage is hereby restated and republished in its entirety and remains in full force and effect and Mortgagor hereby ratifies and confirms all of its obligations thereunder.

         5. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original of which together shall comprise but a single instrument. This Amendment shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed and delivered this document on the day and year first above written.

WITNESSES:

                                  MEDAR, INC.,
                                  a Michigan corporation


Print name                        By:
                                  Print name
                                         Its:
Print name
                                                                     "Mortgagor"


                                  NBD BANK

                                  By:
Print name                        Print name
                                         Its:

Print name                                                           "Mortgagee"





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State of Michigan )
                  ) SS.
County of _______ )

         The foregoing was acknowledged before me this ____ day of ____________, 1998 the _____________________ of Medar, Inc., a Michigan corporation, on behalf of the corporation.


                                        Notary Public, ______________ County, MI
                                        My Commission Expires:


State of Michigan )
                  ) SS.
County of _______ )

         The foregoing was acknowledged before me this ____ day of ____________, 1998 by ______________, a _______________ of NBD Bank on behalf of the bank.


                                      Notary Public, ________________ County, MI
                                      My Commission Expires:

Drafted by and when Recorded
Return to:
Carol A. Clark, Esq.
Honigman Miller Schwartz and Cohn
2290 First National Building
Detroit, Michigan 48226












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                                    EXHIBIT A

                          Description of Real Property

Land located in the City of Farmington Hills, Oakland County, Michigan:

PART OF LOT 6, ALL OF LOT 7 AND PART OF LOT 8, FARMINGTON-GRAND RIVER INDUSTRIAL PARK SUBDIVISION, IN PART OF THE SOUTHWEST 1/4 OF SECTION 19, TOWN 1 NORTH, RANGE 9 EAST, CITY OF FARMINGTON HILLS, OAKLAND COUNTY, MICHIGAN, ACCORDING TO THE RECORDED PLAT THEREOF, AS RECORDED IN LIBER 144, OF PLATS, PAGES 39 THROUGH 41 INCLUSIVE, OAKLAND COUNTY RECORDS, AND MORE PARTICULARLY DESCRIBED AS BEGINNING AT THE SOUTHERLY CORNER OF LOT 7; THENCE NORTH 56 DEGREES 10 MINUTES 46 SECONDS WEST 261.50 FEET; THENCE SOUTH 87 DEGREES 46 MINUTES 48 SECONDS WEST,
321.45 FEET TO A POINT ON THE SOUTHERLY RIGHT OF WAY LINE OF M-102 LIMITED ACCESS HIGHWAY (FORMERLY I-96 HIGHWAY); THENCE NORTH 33 DEGREES 08 MINUTES 48 SECONDS EAST ALONG SAID RIGHT OF WAY LINE 189.14 FEET; THENCE NORTH 45 DEGREES 08 MINUTES 48 SECONDS EAST ALONG SAID RIGHT OF WAY LINE 284.34 FEET; THENCE NORTH 57 DEGREES 08 MINUTES 48 SECONDS EAST ALONG SAID RIGHT OF WAY LINE, 283.77 FEET; THENCE NORTH 69 DEGREES 08 MINUTES 48 SECONDS EAST ALONG SAID RIGHT OF WAY LINE; 69.00 FEET; THENCE SOUTH 02 DEGREES 21 MINUTES 11 SECONDS EAST, 617.93 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF CRESTVIEW COURT (120 FEET RADIUS); THENCE ON A CURVE TO THE LEFT ALONG SAID RIGHT OF WAY LINE (RADIUS EQUALS 120.00 FEET, LONG CHORD BEARS SOUTH 60 DEGREES 44 MINUTES 16 SECONDS WEST, 108.63 FEET), A DISTANCE OF 112.73 FEET TO THE POINT OF BEGINNING.

Commonly known as 24755 Crestview Court

Tax I.D. # 23-19-326-048



















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